EXHIBIT 99.1




                Novell Reports Second Quarter Fiscal 2003 Results

     PROVO, UT., -- May 22, 2003 -- Novell, Inc. (Nasdaq: NOVL) today announced financial results for its second fiscal quarter ended April 30, 2003. For the quarter, Novell reported revenue of $276 million, compared to revenue of $274 million for the second fiscal quarter 2002, and $260 million for the first fiscal quarter 2003. Net loss in the second fiscal quarter was $29 million, or $0.08 per share. This compared to a second fiscal quarter 2002 net loss of $173 million, or $0.48 per share.

     For the first six months of fiscal 2003, Novell reported revenue of $536 million and a net loss of $41 million, or $0.11 per share. For the first six months of fiscal 2002, the company reported revenue of $552 million and a net loss of $165 million, or $0.46 per share.

     On a non-GAAP basis, adjusted net loss for the second fiscal quarter 2003 was $7 million, or $0.02 per share, which excludes $25 million in charges from adjustments to facility-related restructuring and merger liabilities, and impaired investments. This compares to non-GAAP adjusted net earnings for the second quarter last year of $10 million, or $0.03 per share, which excludes $190 million in charges from the write-down of goodwill, impaired investments and restructuring. Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

     "Despite the continued weak IT market, we posted a six percent revenue increase over our first quarter and revenues were up slightly year-over-year," said Jack Messman, Novell(R) chairman, president and chief executive officer. "The lack of profitability in the quarter was a disappointment, and we now plan to lower our costs to improve our business performance overall. We're confident we can do this while sustaining the momentum we've built around our newer offerings.

     "We were pleased to see sequential, and year-over-year, growth from our Nsure(TM) identity management solutions, Nterprise(TM) GroupWise(R) collaboration products and ZENworks(R) resource management. Each of these offerings is gaining share in their respective markets. An important factor is our expanded support of open standards.

     "Especially noteworthy in the quarter were Novell's announcements of broad support for Linux*," added Messman. "Through open standards, and especially Linux, we are positioning Novell to participate in, and help lead the significant improvements in cost-effective IT solutions that are now possible. Virtually all enterprise customers are looking at the capabilities of Linux. Novell has begun to deliver important value with offerings that run on Linux and support how Linux co-exists, and easily interoperates, in customer environments."

     Among the larger contracts for software and services in the quarter, Novell Nsure identity management solution customers included the state of Texas, JPMorgan Chase, BRZ GmbH the Austrian government's federal IT center, Telecom New Zealand and the largest airline network, Star Alliance, which supports sixteen airlines worldwide. Novell Nterprise licensees included Premier Inc., one of the largest hospital buying groups in the United States, numerous government agencies worldwide, Canon and AB Volvo.

      During the second fiscal quarter, software license and maintenance revenue was up one percent year-over-year to $165 million. Identity management and secure Web services software had strong growth, up 36 percent year-over-year to total $23 million in the second quarter. Novell brings these solutions to market under the Nsure and exteNd(TM) brands. Cross-platform services software, marketed under the Nterprise brand, declined 3 percent year-over-year to $142 million.

     Revenue from worldwide services branded as NgageSM, including IT consulting and other customer services, declined 5 percent year-over-year to $74 million. Celerant management consulting revenue was up 15 percent year-over-year to $37 million.

     By geography, revenue in the second fiscal quarter from the United States was $126 million, down 12 percent from the same period in the prior year. The Europe, Middle East and Africa region contributed $112 million in revenue, up 22 percent year-over-year. Revenue from Asia Pacific, including Japan, was $21 million, up 5 percent year-over-year. Canada and Latin America contributed $17 million, down 9 percent year-over-year, as growth in Canada was offset by declines in Latin America.

     On the balance sheet, cash and short-term investments were $626 million at the end of the second fiscal quarter, compared with $636 million at the October 2002 fiscal year end. Cash flow from operations during the quarter was a negative $26 million. For the trailing four quarters, cash flow from operations was a positive $66 million. Days sales outstanding (DSO) was 61 days, up from 56 days in the prior quarter. Deferred revenue was $268 million, up 26 percent year-over-year. Deferred revenue is predominately prepaid software maintenance associated with Novell's large network site license business and will be recognized in future periods.

     A summary of Novell's vision, mission and strategy can be accessed on the Novell Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

     A live Webcast of a Novell conference call to discuss the quarter with financial analysts will be broadcast at 5 PM EDT May 22 from the Novell's Investor Relations Web page: http://www.novell.com/company/ir/qresults/. Through June 2, an audio replay of the call will be available from the same page. A telephone replay of the conference call will be available after 7:30 PM EDT May 22, through June 2 at 888-446-2545. A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.


Legal notice regarding forward looking statements

     This press release includes statements that are not historical in nature and that may be characterized as "forward-looking statements," including those related to future financial and operating results, benefits and synergies of the company's brands and strategies, future opportunities and the growth of the market for Web-based solutions. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to integrate acquired operations and employees, Novell's ability to deliver on its one Net vision of the Internet, Novell's ability to take a competitive position in the Web services industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell 's Annual Report on Form 10-K for the 2002 fiscal year. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell
     Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell Nsure), Web application development (Novell exteNd) and cross-platform networking services (Novell Nterprise), all supported by strategic consulting and professional services (Novell Ngage). Novell's vision of one Net - a world without information boundaries - helps customers realize the value of their information securely and economically. For more information, call Novell's Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.
                                       ###



Novell, GroupWise and ZENworks are registered trademarks; exteNd, Nsure and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. * All third-party trademarks are the property of their respective owners.



                                                       Novell, Inc.
                                  Consolidated Unaudited Condensed Statements of Income
                                          (In thousands, except per share data)


                                                     Fiscal Quarter Ended                         Year-to-Date
                                              ------------------------------------     ------------------------------------
                                               Apr 30, 2003         Apr 30, 2002        Apr 30, 2003         Apr 30, 2002
                                              ---------------      ---------------     ---------------      ---------------
Net revenue
   New software licenses                            $ 64,465             $ 70,448           $ 125,503            $ 142,086
   Maintenance and services                          211,502              203,405             410,435              409,626
                                              ---------------      ---------------     ---------------      ---------------
Total net revenue                                    275,967              273,853             535,938              551,712
                                              ---------------      ---------------     ---------------      ---------------

Cost of revenue
   New software licenses                               5,962                6,981              11,184               13,613
   Maintenance and services                          102,809              105,847             195,151              216,784
                                              ---------------      ---------------     ---------------      ---------------
Total cost of revenue                                108,771              112,828             206,335              230,397
                                              ---------------      ---------------     ---------------      ---------------

Gross profit                                         167,196              161,025             329,603              321,315
                                              ---------------      ---------------     ---------------      ---------------

Operating expenses
    Sales and marketing                              101,737               82,145             200,042              167,621
    Product development                               48,354               42,385              91,276               85,398
    General and administrative                        30,939               31,055              58,284               61,380
    Restructuring                                      8,675               19,100               8,675               19,100
                                              ---------------      ---------------     ---------------      ---------------
Total operating expenses                             189,705              174,685             358,277              333,499
                                              ---------------      ---------------     ---------------      ---------------


Income (loss) from operations                        (22,509)             (13,660)            (28,674)             (12,184)

Other income (expense), net                          (12,475)             (18,382)            (18,664)              (7,928)
                                              ---------------      ---------------     ---------------      ---------------

Income (loss) before taxes                           (34,984)             (32,042)            (47,338)             (20,112)

Income tax expense (benefit)                          (6,372)              (2,293)             (6,838)               1,286
                                              ---------------      ---------------     ---------------      ---------------

Income (loss) before accounting change               (28,612)             (29,749)            (40,500)             (21,398)

Cumulative effect of accounting change                     -             (143,702)                  -             (143,702)
                                              ---------------      ---------------     ---------------      ---------------

NET INCOME (LOSS)                                  $ (28,612)          $ (173,451)          $ (40,500)          $ (165,100)
                                              ===============      ===============     ===============      ===============

Net income (loss) per share:
    Basic                                            $ (0.08)             $ (0.48)            $ (0.11)             $ (0.46)
    Diluted                                          $ (0.08)             $ (0.48)            $ (0.11)             $ (0.46)

Weighted average shares:
    Basic                                            368,746              362,754             368,411              362,591
    Diluted                                          368,746              362,754             368,411              362,591


Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                 Novell, Inc.
                                   Non-GAAP Adjusted Earnings Information
                                    (In thousands, except per share data)


                                                           GAAP                              Non-GAAP
                                                       As Reported      Adjustments          Adjusted
                                                      ---------------  ---------------    ---------------

            Fiscal quarter ended April 30, 2003
            Net revenue                                    $ 275,967          $     -          $ 275,967
            Gross profit                                     167,196                -            167,196
            Income (loss) from operations                    (22,509)          10,792  (a)       (11,717)
            Income (loss) before taxes                       (34,984)          25,265  (b)        (9,719)
            Net income (loss)                                (28,612)          21,809  (c)        (6,803)
            Diluted net income (loss) per share              $ (0.08)         $  0.06  (c)       $ (0.02)


            Fiscal quarter ended January 31, 2003
            Net revenue                                    $ 259,971          $     -          $ 259,971
            Gross profit                                     162,407                -            162,407
            Income (loss) from operations                     (6,165)             255  (d)        (5,910)
            Income (loss) before taxes                       (12,354)          11,055  (e)        (1,299)
            Net income (loss)                                (11,888)          10,979  (f)          (909)
            Diluted net income (loss) per share              $ (0.03)         $  0.03  (f)       $ (0.00)


            Fiscal quarter ended April 30, 2002

            Net revenue                                    $ 273,853          $     -          $ 273,853
            Gross profit                                     161,025                -            161,025
            Income (loss) from operations                    (13,660)          20,065  (g)         6,405
            Income (loss) before taxes                       (32,042)          46,050  (h)        14,008
            Net income (loss)                               (173,451)         183,257  (i)         9,806
            Diluted net income (loss) per share              $ (0.48)         $  0.51  (i)        $ 0.03



Footnotes related to adjustments:

(a) Reflects adjustments to prior restructuring reserves of $8.7 million and merger reserves of $2.1 million.

(b) Reflects investment write downs of $13.7 million and a loss from the acquisition of minority interest shares of $0.8 million, in addition to the items in footnote (a).

(c) Reflects the items in footnotes (a) and (b), and the necessary related tax adjustments.

(d)  Reflects integration charges.

(e) Reflects investment write downs of $10.8 million, in addition to the item in footnote (d).

(f) Reflects the items in footnotes (d) and (e), and the necessary related tax adjustments.

(g) Reflects restructuring charges of $19.1 million and integration charges of $1 million.

(h) Reflects investment write downs of $24.4 million, a loss on the sale of four subsidiaries of $1.6 million, and the items in footnote (g).

(i) Reflects cumulative effect of an accounting change related to goodwill impairment of $143.7 million, the items in footnotes (g) and (h), and the necessary related tax adjustments.

                                                       Novell, Inc.
                                     Consolidated Unaudited Condensed Balance Sheets
                                                      (In thousands)





ASSETS                                                                      Apr. 30, 2003                   Oct. 31, 2002
                                                                         -------------------             ------------------

Current assets
    Cash and short-term investments                                               $ 626,397                      $ 635,858
    Receivables, net                                                                183,672                        214,827
    Prepaid expenses                                                                 32,293                         24,077
    Deferred income taxes                                                            19,420                         21,204
    Other current assets                                                             25,166                         23,572
                                                                         -------------------              ------------------
Total current assets                                                                886,948                        919,538

Property, plant and equipment, net                                                  353,183                        369,189
Goodwill                                                                            180,579                        179,534
Intangible assets                                                                    30,092                         36,351
Long-term investments                                                                55,603                         73,452
Deferred income taxes                                                                83,791                         74,323
Other assets                                                                         12,385                         12,678
                                                                         -------------------             ------------------

Total assets                                                                     $1,602,581                     $1,665,065
                                                                         ===================             ==================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                               $ 61,007                       $ 57,241
    Accrued compensation                                                             78,498                         87,778
    Other accrued liabilities                                                       124,338                        134,850
    Income taxes payable                                                             28,764                         36,294
    Deferred revenue                                                                267,546                        275,344
                                                                         -------------------             ------------------
Total current liabilities                                                           560,153                        591,507

Minority interests                                                                    7,841                          8,016

Stockholders' equity                                                              1,034,587                      1,065,542
                                                                         -------------------             ------------------

Total liabilities and stockholders' equity                                       $1,602,581                     $1,665,065
                                                                         ===================             ==================

                                                         Novell, Inc.
                                 Consolidated Unaudited Condensed Statements of Income
                                    (In thousands, except per share data)



                                                                                                           $          %
                                                 Q2 2003       %           Q2 2002        %            Change       Change
                                               ------------  -------     ------------  ---------     -----------   ---------
Net revenue
   New software licenses                          $ 64,465     23.4         $ 70,448       25.7        $ (5,983)       (8.5)
   Maintenance and services                        211,502     76.6          203,405       74.3           8,097         4.0
                                               ------------  -------     ------------  ---------     -----------   ---------
Total net revenue                                  275,967    100.0          273,853      100.0           2,114         0.8
                                               ------------  -------     ------------  ---------     -----------   ---------

Cost of revenue
   New software licenses                             5,962      2.2            6,981        2.5          (1,019)      (14.6)
   Maintenance and services                        102,809     37.3          105,847       38.7          (3,038)       (2.9)
                                               ------------  -------     ------------  ---------     -----------   ---------
Total cost of revenue                              108,771     39.4          112,828       41.2          (4,057)       (3.6)
                                               ------------  -------     ------------  ---------     -----------   ---------

Gross profit                                       167,196     60.6          161,025       58.8           6,171         3.8
                                               ------------  -------     ------------  ---------     -----------   ---------

Operating expenses
    Sales and marketing                            101,737     36.9           82,145       30.0          19,592        23.9
    Product development                             48,354     17.5           42,385       15.5           5,969        14.1
    General and administrative                      30,939     11.2           31,055       11.3            (116)       (0.4)
    Restructuring                                    8,675      3.1           19,100        7.0         (10,425)      (54.6)
                                               ------------  -------     ------------  ---------     -----------   ---------
Total operating expenses                           189,705     68.7          174,685       63.8          15,020         8.6
                                               ------------  -------     ------------  ---------     -----------   ---------


Income (loss) from operations                      (22,509)    (8.2)         (13,660)      (5.0)         (8,849)      (64.8)

Other income (expense), net                        (12,475)    (4.5)         (18,382)      (6.7)          5,907        32.1
                                               ------------  -------     ------------  ---------     -----------   ---------

Income (loss) before taxes                         (34,984)   (12.7)         (32,042)     (11.7)         (2,942)       (9.2)

Income tax expense (benefit)                        (6,372)    (2.3)          (2,293)      (0.8)         (4,079)     (177.9)
                                               ------------  -------     ------------  ---------     -----------   ---------

Income (loss) before accounting change             (28,612)   (10.4)         (29,749)     (10.9)          1,137         3.8

Cumulative effect of accounting change                   -        -         (143,702)     (52.5)        143,702       100.0
                                               ------------  -------     ------------  ---------     -----------   ---------

NET INCOME (LOSS)                                $ (28,612)   (10.4)      $ (173,451)     (63.3)       $144,839        83.5
                                               ============  =======     ============  =========     ===========   =========

Net income (loss) per share:
    Basic
    Before cumulative effect of accounting change  $ (0.08)                  $ (0.08)                    $ 0.00         0.0
    Cumulative effect of accounting change               -                     (0.40)                      0.40       100.0
                                               ------------              ------------                -----------   ---------
                                                   $ (0.08)                  $ (0.48)                    $ 0.40        83.8
                                               ============              ============                ===========   =========
    Diluted
    Before cumulative effect of accounting change  $ (0.08)                  $ (0.08)                    $ 0.00         0.0
    Cumulative effect of accounting change               -                     (0.40)                      0.40       100.0
                                               ------------              ------------                -----------   ---------
                                                   $ (0.08)                  $ (0.48)                    $ 0.40        83.8
                                               ============              ============                ===========   =========

Weighted average shares:
    Basic                                          368,746                   362,754
    Diluted                                        368,746                   362,754



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                  Novell, Inc.
                              Consolidated Unaudited Condensed Statements of Income
                                    (In thousands, except per share data)




                                                                                                          $           %
                                                 Q2 2003       %           Q1 2003        %            Change       Change
                                               ------------  -------     ------------  ---------     -----------   ---------
Net revenue
   New software licenses                          $ 64,465     23.4         $ 61,038       23.5         $ 3,427         5.6
   Maintenance and services                        211,502     76.6          198,933       76.5          12,569         6.3
                                               ------------  -------     ------------  ---------     -----------   ---------
Total net revenue                                  275,967    100.0          259,971      100.0          15,996         6.2
                                               ------------  -------     ------------  ---------     -----------   ---------

Cost of revenue
   New software licenses                             5,962      2.2            5,222        2.0             740        14.2
   Maintenance and services                        102,809     37.3           92,342       35.5          10,467        11.3
                                               ------------  -------     ------------  ---------     -----------   ---------
Total cost of revenue                              108,771     39.4           97,564       37.5          11,207        11.5
                                               ------------  -------     ------------  ---------     -----------   ---------

Gross profit                                       167,196     60.6          162,407       62.5           4,789         2.9
                                               ------------  -------     ------------  ---------     -----------   ---------

Operating expenses
    Sales and marketing                            101,737     36.9           98,305       37.8           3,432         3.5
    Product development                             48,354     17.5           42,922       16.5           5,432        12.7
    General and administrative                      30,939     11.2           27,345       10.5           3,594        13.1
    Restructuring                                    8,675      3.1                -          -           8,675           -
                                               ------------  -------     ------------  ---------     -----------   ---------
 Total operating expenses                           189,705     68.7          168,572       64.8          21,133        12.5
                                               ------------  -------     ------------  ---------     -----------   ---------


Income (loss) from operations                      (22,509)    (8.2)          (6,165)      (2.4)        (16,344)     (265.1)

Other income (expense), net                        (12,475)    (4.5)          (6,189)      (2.4)         (6,286)     (101.6)
                                               ------------  -------     ------------  ---------     -----------   ---------

Income (loss) before taxes                         (34,984)   (12.7)         (12,354)      (4.8)        (22,630)     (183.2)

Income tax expense (benefit)                        (6,372)    (2.3)            (466)      (0.2)         (5,906)   (1,267.4)
                                               ------------  -------     ------------  ---------     -----------   ---------

NET INCOME (LOSS)                                $ (28,612)   (10.4)       $ (11,888)      (4.6)      $ (16,724)     (140.7)
                                               ============  =======     ============  =========     ===========   =========

Net income (loss) per share:
    Basic                                          $ (0.08)                  $ (0.03)                   $ (0.05)     (140.2)
    Diluted                                        $ (0.08)                  $ (0.03)                   $ (0.05)     (140.2)

Weighted average shares:
    Basic                                          368,746                   368,075
    Diluted                                        368,746                   368,075



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                        Novell, Inc.
                                Consolidated Unaudited Condensed Statements of Income
                                            (In thousands, except per share data)



                                              Year-to-date               Year-to-date                      $          %
                                                  2003         %            2002           %           Change       Change
                                              -------------  -------     ------------   --------     ------------  ---------
Net revenue
   New software licenses                         $ 125,503     23.4        $ 142,086       25.8        $ (16,583)     (11.7)
   Maintenance and services                        410,435     76.6          409,626       74.2              809        0.2
                                              -------------  -------     ------------   --------     ------------  ---------
Total net revenue                                  535,938    100.0          551,712      100.0          (15,774)      (2.9)
                                              -------------  -------     ------------   --------     ------------  ---------

Cost of revenue
   New software licenses                            11,184      2.1           13,613        2.5           (2,429)     (17.8)
   Maintenance and services                        195,151     36.4          216,784       39.3          (21,633)     (10.0)
                                              -------------  -------     ------------   --------     ------------  ---------
Total cost of revenue                              206,335     38.5          230,397       41.8          (24,062)     (10.4)
                                              -------------  -------     ------------   --------     ------------  ---------

Gross profit                                       329,603     61.5          321,315       58.2            8,288        2.6
                                              -------------  -------     ------------   --------     ------------  ---------

Operating expenses
    Sales and marketing                            200,042     37.3          167,621       30.4           32,421       19.3
    Product development                             91,276     17.0           85,398       15.5            5,878        6.9
    General and administrative                      58,284     10.9           61,380       11.1           (3,096)      (5.0)
    Restructuring                                    8,675      1.6           19,100        3.5          (10,425)     (54.6)
                                              -------------  -------     ------------   --------     ------------  ---------
 Total operating expenses                           358,277     66.9          333,499       60.4           24,778        7.4
                                              -------------  -------     ------------   --------     ------------  ---------


Income from operations                             (28,674)    (5.4)         (12,184)      (2.2)         (16,490)    (135.3)

Other income (expense), net                        (18,664)    (3.5)          (7,928)      (1.4)         (10,736)    (135.4)
                                              -------------  -------     ------------   --------     ------------  ---------

Income (loss) before taxes                         (47,338)    (8.8)         (20,112)      (3.6)         (27,226)    (135.4)

Income tax expense (benefit)                        (6,838)    (1.3)           1,286        0.2           (8,124)    (631.7)
                                              -------------  -------     ------------   --------     ------------  ---------

Income (loss) before accounting change             (40,500)    (7.6)         (21,398)      (3.9)         (19,102)     (89.3)

Cumulative effect of accounting change, net of tax       -      0.0         (143,702)     (26.0)         143,702      100.0
                                              -------------  -------     ------------   --------     ------------  ---------

NET INCOME (LOSS)                                $ (40,500)    (7.6)      $ (165,100)     (29.9)        $124,600       75.5
                                              =============  =======     ============   ========     ============  =========

Net income (loss) per share:
    Basic
    Before cumulative effect of accounting change  $ (0.11)                  $ (0.06)                    $ (0.05)     (86.3)
    Cumulative effect of accounting change               -                     (0.40)                       0.40      100.0
                                              -------------              ------------                ------------  ---------
                                                   $ (0.11)                  $ (0.46)                     $ 0.35       75.9
                                              =============              ============                ============  =========
    Diluted
    Before cumulative effect of accounting change  $ (0.11)                  $ (0.06)                    $ (0.05)     (86.3)
    Cumulative effect of accounting change               -                     (0.40)                       0.40      100.0
                                              -------------              ------------                ------------  ---------
                                                   $ (0.11)                  $ (0.46)                     $ 0.35       75.9
                                              =============              ============                ============  =========

Weighted average shares:
    Basic                                          368,411                   362,591
    Diluted                                        368,411                   362,591



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                          NOVELL, INC.
                                       Consolidated Unaudited Condensed Income Statements
                                                     Trailing Four Quarters
                                              (in thousands, except per share data)

                                                                                                               Last Four
                                 Q3 2002      %      Q4 2002      %     Q1 2003      %      Q2 2003      %      Quarters     %
                                ---------- -------- ---------- ------- ----------- ------- ----------- ------- ----------- -------
Net revenue
   New software licenses          $ 82,894    29.4   $ 94,301     31.4   $ 61,038    23.5    $ 64,465    23.4   $ 302,698    27.1
   Maintenance and services        199,379    70.6    206,034     68.6    198,933    76.5     211,502    76.6     815,848    72.9
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------
Total net revenue                  282,273   100.0    300,335    100.0    259,971   100.0     275,967   100.0   1,118,546   100.0
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------

Cost of revenue
   New software licenses             8,098     2.9      9,464      3.2      5,222     2.0       5,962     2.2      28,746     2.6
   Maintenance and services        101,724    36.0     99,735     33.2     92,342    35.5     102,809    37.3     396,610    35.5
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------
Total cost of revenue              109,822    38.9    109,199     36.4     97,564    37.5     108,771    39.4     425,356    38.0
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------

Gross profit                       172,451    61.1    191,136     63.6    162,407    62.5     167,196    60.6     693,190    62.0
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------

Operating expenses
    Sales and marketing             87,487    31.0     94,552     31.5     98,305    37.8     101,737    36.9     382,081    34.2
    Product development             44,130    15.6     48,801     16.2     42,922    16.5      48,354    17.5     184,207    16.5
    General and administrative      29,566    10.5     31,642     10.5     27,345    10.5      30,939    11.2     119,492    10.7
    Restructuring                        -       -          -        -          -       -       8,675     3.1       8,675     0.8
    Purchased in-process R&D         3,000     1.1          -        -          -       -           -       -       3,000     0.3
    Impairments                          -       -     80,350     26.8          -       -           -       -      80,350     7.2
                                 --------- --------- ---------- ------- ----------- ------- ----------- ------- ----------- -------
Total operating expenses           164,183    58.2    255,345     85.0    168,572    64.8     189,705    68.7     777,805    69.5
                                 --------- -------- ---------- -------- ----------- ------- ----------- ------- ----------- -------

Income (loss) from operations        8,268     2.9    (64,209)   (21.4)    (6,165)   (2.4)    (22,509)   (8.2)    (84,615)   (7.6)

Other income (expense)
    Investment income                5,268     1.9    (23,595)    (7.9)    (7,140)   (2.7)    (10,459)   (3.8)    (35,926)   (3.2)
    Other, net                       1,962     0.7        193      0.1        951     0.4      (2,016)   (0.7)      1,090     0.1
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------
Other income (expense), net          7,230     2.6    (23,402)    (7.8)    (6,189)   (2.4)    (12,475)   (4.5)    (34,836)   (3.1)

Income (loss) before taxes          15,498     5.5    (87,611)   (29.2)   (12,354)   (4.8)    (34,984)  (12.7)   (119,451)  (10.7)

    Income tax expense (benefit)     5,549     2.0      4,061      1.4       (466)   (0.2)     (6,372)   (2.3)      2,772     0.2
                                ---------- -------- ---------- -------- ---------- ------- ----------- ------- ----------- -------

NET INCOME (LOSS)                  $ 9,949     3.5   $(91,672)   (30.5) $ (11,888)   (4.6)   $(28,612)  (10.4) $ (122,223)  (10.9)
                                ========== ======== ========== ======== ========== ======= =========== ======= =========== =======

Net income (loss) per share:

   Basic                            $ 0.03            $ (0.25)            $ (0.03)            $ (0.08)            $ (0.33)
   Diluted                          $ 0.03            $ (0.25)            $ (0.03)            $ (0.08)            $ (0.33)
                                ===========         ==========         ===========         ===========         ===========

Weighted average shares:
     Basic                         364,211            364,884             368,075             368,746             366,479
    Diluted                        364,247            364,884             368,075             368,746             366,479



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                Novell, Inc.
                        Solution Category, Business Category & Geography Revenue
                                             (In thousands)



                                                                                                         $            %
Revenue by Solution                             Q2 2003        %           Q2 2002        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------
 IT Software and Solutions

   Identity Management & Secure Web Services     $ 22,669       8.2        $ 16,630        6.1         $ 6,039         36.3

   Cross Platform Services
     Management & Collaboration                    62,884      22.8          60,093       21.9           2,791          4.6
     Services Platforms & Storage                  79,130      28.6          86,959       31.7          (7,829)        (9.0)
                                              ------------   -------     -----------    -------     -----------    ---------
    Total Cross Platform Services                  142,014      51.4         147,052       53.6          (5,038)        (3.4)
                                              ------------   -------     -----------    -------     -----------    ---------

   Total Software Licenses & Maintenance          164,683      59.6         163,682       59.7           1,001          0.6

   Worldwide Services *                            74,401      27.0          77,992       28.5          (3,591)        (4.6)
                                              ------------   -------     -----------    -------     -----------    ---------

Total IT Software and Solutions                   239,084      86.6         241,674       88.2          (2,590)        (1.1)

Celerant Management Consulting                     36,883      13.4          32,179       11.8           4,704         14.6
                                              ------------   -------     -----------    -------     -----------    ---------

Total Net Revenue                                $275,967     100.0        $273,853      100.0         $ 2,114          0.8
                                              ============   =======     ===========    =======     ===========    =========

*  includes consulting, technical services, and training


                                                                                                         $            %
Revenue by Business Category                    Q2 2003        %           Q2 2002        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

   New Software Licenses                         $ 64,465      23.4        $ 70,448       25.7        $ (5,983)        (8.5)
   Maintenance and Services                       211,502      76.6         203,405       74.3           8,097          4.0
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $275,967     100.0        $273,853      100.0         $ 2,114          0.8
                                              ============   =======     ===========    =======     ===========    =========


                                                                                                         $            %
Revenue by Geography                            Q2 2003        %           Q2 2002        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

    U.S.                                         $125,844      45.6        $143,061       52.2       $ (17,217)       (12.0)
    Europe, Middle East & Africa                  112,318      40.7          92,244       33.7          20,074         21.8
    Asia Pacific                                   20,908       7.6          19,920        7.3             988          5.0
    Canada & Latin America                         16,897       6.1          18,628        6.8          (1,731)        (9.3)
                                              ------------   -------     -----------    -------     -----------    ---------
 Total Net Revenue                                $275,967     100.0        $273,853      100.0         $ 2,114          0.8
                                              ============   =======     ===========    =======     ===========    =========

                                                        Novell, Inc.
                                  Solution Category, Business Category & Geography Revenue
                                                       (In thousands)


                                                                                                         $            %
Revenue by Solution                             Q2 2003        %           Q1 2003        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------
IT Software and Solutions

   Identity Management & Secure Web Services     $ 22,669       8.2        $ 23,145        8.9          $ (476)        (2.1)

   Cross Platform Services
     Management & Collaboration                    62,884      22.8          56,544       21.8           6,340         11.2
     Services Platforms & Storage                  79,130      28.6          79,308       30.4            (178)        (0.2)
                                              ------------   -------     -----------    -------     -----------    ---------
   Total Cross Platform Services                  142,014      51.4         135,852       52.2           6,162          4.5
                                              ------------   -------     -----------    -------     -----------    ---------

   Total Software Licenses & Maintenance          164,683      59.6         158,997       61.1           5,686          3.6

   Worldwide Services *                            74,401      27.0          72,428       27.9           1,973          2.7
                                              ------------   -------     -----------    -------     -----------    ---------

Total IT Software and Solutions                   239,084      86.6         231,425       89.0           7,659          3.3

Celerant Management Consulting                     36,883      13.4          28,546       11.0           8,337         29.2
                                              ------------   -------     -----------    -------     -----------    ---------

Total Net Revenue                                $275,967     100.0        $259,971      100.0        $ 15,996          6.2
                                              ============   =======     ===========    =======     ===========    =========

*  includes consulting, technical services, and training


                                                                                                         $            %
Revenue by Business Category                    Q2 2003        %           Q1 2003        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

   New Software Licenses                         $ 64,465      23.4        $ 61,038       23.5         $ 3,427          5.6
   Maintenance and Services                       211,502      76.6         198,933       76.5          12,569          6.3
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $275,967     100.0        $259,971      100.0        $ 15,996          6.2
                                              ============   =======     ===========    =======     ===========    =========


                                                                                                         $            %
Revenue by Geography                            Q2 2003        %           Q1 2003        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

    U.S.                                         $125,844      45.6        $123,729       47.6         $ 2,115          1.7
    Europe, Middle East & Africa                  112,318      40.7         103,345       39.8           8,973          8.7
    Asia Pacific                                   20,908       7.6          17,857        6.9           3,051         17.1
    Canada & Latin America                         16,897       6.1          15,040        5.7           1,857         12.3
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $275,967     100.0        $259,971      100.0        $ 15,996          6.2
                                              ============   =======     ===========    =======     ===========    =========

                                                        Novell, Inc.
                                     Solution Category, Business Category & Geography Revenue
                                                       (In thousands)


                                               Year-to-date               Year-to-date                   $            %
Revenue by Solution                               2003         %            2002          %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------
IT Software and Solutions

   Identity Management & Secure Web Services     $ 45,814       8.5        $ 33,478        6.1        $ 12,336         36.8

   Cross Platform Services
     Management & Collaboration                   119,428      22.3         117,235       21.2           2,193          1.9
     Services Platforms & Storage                 158,438      29.6         179,822       32.6         (21,384)       (11.9)
                                              ------------   -------     -----------    -------     -----------    ---------
   Total Cross Platform Services                  277,866      51.9         297,057       53.8         (19,191)        (6.5)
                                              ------------   -------     -----------    -------     -----------    ---------

   Total Software Licenses & Maintenance          323,680      60.4         330,535       59.9          (6,855)        (2.1)

   Worldwide Services *                           146,829      27.4         159,994       29.0         (13,165)        (8.2)
                                              ------------   -------     -----------    -------     -----------    ---------

Total IT Software and Solutions                   470,509      87.8         490,529       88.9         (20,020)        (4.1)

Celerant Management Consulting                     65,429      12.2          61,183       11.1           4,246          6.9
                                              ------------   -------     -----------    -------     -----------    ---------

Total Net Revenue                                $535,938     100.0        $551,712      100.0       $ (15,774)        (2.9)
                                              ============   =======     ===========    =======     ===========    =========

*  includes consulting, technical services, and training


                                                   Year-to-date               Year-to-date               $            %
Revenue by Business Category                      2003         %            2002          %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

   New Software Licenses                         $125,503      23.4        $142,087       25.8       $ (16,584)       (11.7)
   Maintenance and Services                       410,435      76.6         409,625       74.2             810          0.2
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $535,938     100.0        $551,712      100.0       $ (15,774)        (2.9)
                                              ============   =======     ===========    =======     ===========    =========


                                                   Year-to-date               Year-to-date               $            %
Revenue by Geography                              2003         %            2002          %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

    U.S.                                         $249,574      46.6        $290,488       52.7       $ (40,914)       (14.1)
    Europe, Middle East & Africa                  215,663      40.2         189,922       34.4          25,741         13.6
    Asia Pacific                                   38,765       7.2          38,970        7.1            (205)        (0.5)
    Canada & Latin America                         31,936       6.0          32,332        5.8            (396)        (1.2)
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $535,938     100.0        $551,712      100.0       $ (15,774)        (2.9)
                                              ============   =======     ===========    =======     ===========    =========

                                                            Novell, Inc.
                                     Solutions Category, Business Category & Geography Revenue
                                                       Trailing Four Quarters
                                                           (In thousands)



                                                                                                                   Last Four
Revenue by Solution                          Q3 2002     %     Q4 2002     %     Q1 2003    %      Q2 2003    %     Quarters     %
                                           ---------- ------ ---------- ------ --------- ------- --------- ----- ------------ ------

IT Software and Solutions

  Identity Management & Secure Web Services $ 19,576    6.9   $ 31,865   10.6   $ 23,145    8.9  $ 22,669     8.2   $ 97,255     8.7

  Cross Platform Services
    Management & Collaboration                64,121   22.7     66,003   22.0     56,544   21.7    62,884    22.8    249,552    22.3
    Services Platforms & Storage              89,086   31.6     91,935   30.6     79,308   30.5    79,130    28.6    339,459    30.3
                                            --------- ------ ---------- ------ ---------- ------ --------- -------- --------- ------
   Total Cross Platform Services             153,207   54.3    157,938   52.6    135,852   52.2   142,014    51.4    589,011    52.7
                                            --------- ------ ---------- ------ ---------- ------ --------- -------- --------- ------

  Total Software Licenses & Maintenance      172,783   61.2    189,803   63.2    158,997   61.1   164,683    59.6    686,266    61.4

  Worldwide Services *                        77,949   27.6     78,023   26.0     72,428   27.9    74,401    27.0    302,801    27.1
                                            --------- ------ ---------- ------ --------- ------- --------- -------- --------- ------

Total IT Software and Solutions              250,732   88.8    267,826   89.2    231,425   89.0   239,084    86.6    989,067    88.4

Celerant Management Consulting                31,541   11.2     32,509   10.8     28,546   11.0    36,883    13.4    129,479    11.6
                                            --------- ------ ---------- ------ --------- ------- --------- ------- ---------- ------

Total Net Revenue                          $ 282,273  100.0  $ 300,335  100.0  $ 259,971  100.0  $ 275,967  100.0 $ 1,118,546  100.0
                                           ========== ====== ========== ====== ========= ======= ========= ====== =========== ======

*  includes consulting, technical services, and training


                                                                                                                  Last Four
Revenue by Business Category                Q3 2002     %     Q4 2002     %     Q1 2003    %      Q2 2003    %     Quarters     %
                                           ---------- ------ ---------- ------ ----------------- --------- ------------------ ------

   New Software Licenses                    $ 82,894   29.4   $ 94,301   31.4   $ 61,038   23.5  $ 64,465    23.4  $ 302,698    27.1
   Maintenance and Services                  199,379   70.6    206,034   68.6    198,933   76.5   211,502    76.6    815,848    72.9
                                           ---------- ------ ---------- ------ ---------  ------ --------- ------- ---------  ------

Total Net Revenue                          $ 282,273  100.0  $ 300,335  100.0  $ 259,971  100.0  $ 275,967  100.0 $ 1,118,546  100.0
                                           ========== ====== ========== ====== ========= ======  ========= ====== =========== ======


                                                                                                                  Last Four
Revenue by Geography                        Q3 2002     %     Q4 2002     %     Q1 2003    %      Q2 2003    %     Quarters     %
                                           ---------- ------ ---------- ------ ----------------- --------- ------------------ ------

    U.S.                                   $ 143,268   50.8  $ 148,817   49.6  $ 123,729   47.6  $ 125,844   45.6  $ 541,658    48.4
    Europe, Middle East & Africa             102,278   36.2    110,863   36.9    103,345   39.7   112,318    40.7    428,804    38.3
    Asia Pacific                              20,241    7.2     22,629    7.5     17,857    6.9    20,908     7.6     81,635     7.3
    Canada & Latin America                    16,486    5.8     18,026    6.0     15,040    5.8    16,897     6.1     66,449     5.9
                                           ---------- ------ ---------- ------ --------- ------- --------- ------- ---------- ------
Total Net Revenue                          $ 282,273  100.0  $ 300,335  100.0  $ 259,971  100.0  $ 275,967  100.0  $1,118,546  100.0
                                           ========== ====== ========== ====== ========= ======= ========= ======= ========== ======